POWER OF ATTORNEY
Know all by these presents,
that the undersigned hereby
constitutes and appoints
each of Mitchell Steiner,
Michele Greco, Kevin Gilbert
 and Phil Greenberg, or any
of them acting singly and
with full power of substitution,
 his true and lawful
attorneys-in-fact to:
(1) execute for and on behalf
of the undersigned, in the
undersigned's capacity as
an officer and/or director
of Veru Inc. (the "Company"),
 Forms 3, 4 and 5 in accordance
 with Section 16(a) of
the Securities Exchange Act of 1934,
 as amended (the "Exchange Act"),
 and the rules and regulations
 promulgated thereunder;
(2) do and perform any
and all acts for and on
behalf of the undersigned
which may be necessary
or desirable to complete
and execute any such
Form 3, 4 or 5, complete
and execute any amendment
or amendments thereto, and
timely file such form with
the United States Securities
and Exchange Commission and
any stock exchange or similar
authority; and
(3) take any other action of
any type whatsoever in
connection with the foregoing
which, in the opinion of such
attorneys-in-fact, may be of
benefit to, in the best
interest of, or legally required
by, the undersigned, it being
understood that the documents
executed by either such
attorney-in-fact on behalf of
the undersigned pursuant to
this Power of Attorney shall
be in such form and shall contain
such terms and conditions as
such attorney-in-fact may
approve in such attorney-in-fact's
discretion.
Additionally, the undersigned
hereby grants to such
attorneys-in-fact full power
and authority to do and perform
any and every act and
thing whatsoever requisite,
necessary, or proper to be
done in the exercise of any of
the rights and powers herein
granted, as fully to all
intents and purposes as the
undersigned might or could do
if personally present, with
full power of substitution
or revocation, hereby ratifying
and confirming all that either
such attorney-in-fact, or
such attorney-in-fact's substitute
or substitutes, shall lawfully
do or cause to be done by
virtue of this power of
attorney and the rights
and powers herein granted.
The undersigned acknowledges
that the foregoing
attorneys-in-fact, in serving
in such capacity at the request
of the undersigned, are not
assuming, nor is the Company
assuming, any of the
undersigned's responsibilities
to comply with Section 16
of the Exchange Act.
This Power of Attorney shall
remain in full force and
effect until the undersigned
is no longer required to
file Forms 3, 4 and 5 with
respect to the undersigned's
holdings of, and transactions
in securities issued by,
the Company, unless earlier
revoked by the undersigned
in the form of an executed
document delivered to the
foregoing attorneys-in-fact.
Any prior power of attorney
of the undersigned with
respect to the subject
matter hereof is hereby
revoked.
IN WITNESS WHEREOF, the
undersigned has caused
this Power of Attorney
to be executed as of
this 10th day of September, 2018.

Signature,
/s/ Mario Eisenberger
Mario Eisenberger